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                                                                    Exhibit 10.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-13772) of our report dated April 24, 2002, relating to the financial statements of Satyam Computer Services Limited, which appears in this Annual Report on Form 20-F.

/s/ Price Waterhouse
Secunderabad, India
July 1, 2002